UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 26, 2014

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code
(225) 388-8011
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

As previously announced on September 23, 2013, Albemarle Corporation (the “Company”) realigned its organizational structure, effective January 1, 2014, to better align the Company’s resources to support its ongoing business strategy. The new organizational structure is designed to increase customer focus, enhance innovation and accelerate growth. Effective January 1, 2014, the Company changed its reportable business segments to align with the new organizational structure. The new segment structure is as follows:

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The Performance Chemicals segment includes Fire Safety Solutions, Specialty Chemicals and Fine Chemistry Services, consolidating the Company’s bromine, mineral and custom manufacturing assets under one business unit.

•	The Catalyst Solutions segment includes Refinery Catalyst Solutions, Performance Catalyst Solutions and Antioxidants.

The new segment structure is consistent with the manner in which information is presently used internally by the Company’s chief operating decision maker to evaluate performance and make resource allocation decisions. Each segment has a dedicated team of sales, research and development, process engineering, manufacturing and sourcing, and business strategy personnel and has full accountability for improving execution through greater asset and market focus, agility and responsiveness. The new structure also facilitates the continued standardization of business processes across the organization as part of the Company’s ongoing One Albemarle strategy.

The Company is filing this Current Report on Form 8-K to recast certain historical annual and quarterly segment information to correspond with the Company’s current reporting structure. The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segments were previously reported. This Current Report on Form 8-K does not reclassify nor restate the Company’s previously reported consolidated financial statements for any period. Additionally, the information presented in this Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and should be read in conjunction with the Company’s previously filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the Company’s subsequent filings with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Selected Annual and Quarterly Segment Information - As Recast

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2014

ALBEMARLE CORPORATION

By:	/s/ Scott A. Tozier
Scott A. Tozier
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Selected Annual and Quarterly Segment Information - As Recast